EXHIBIT 10.3

SUBSCRIPTION BOOKLET

PACE HEALTH MANAGEMENT SYSTEMS, INC.

Offering of up to $15,000,000 of Units of
Pace Health Management Systems, Inc.

CONTENTS

Instructions for Subscription

Subscription Agreement
Exhibit A: Registration Rights
Exhibit B: Confidential Purchaser Questionnaire

PACE HEALTH MANAGEMENT SYSTEMS, INC.

INSTRUCTIONS FOR SUBSCRIPTION

The subscriber must do the following:

1.	Complete, sign and deliver the Subscription Agreement included in this Subscription Booklet (fill out and sign on page S-1).

2.	Complete, sign and deliver the Confidential Purchaser Questionnaire included in this Confidential Subscription Booklet and attached hereto as Exhibit B (fill out (pages 1-5) and sign on page 5).

3.	Deliver payment in the aggregate amount of your subscription.

Delivery of the completed subscription documents described above and checks for subscription amounts made out to “Continental Stock Transfer & Trust Company, as Agent for Pace Health Management Systems, Inc.” should be delivered directly to:

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174.
Attention: Andrew Rosen

Subscription amounts may also be sent by wire transfer of immediately available funds to:

Bank Name:	JP Morgan Chase
ABA #:	021000021
Acct #:	530-062054
Acct. Name:	Continental Stock Transfer & Trust Company, as Agent for Pace Health Management Systems, Inc.

THE COMPANY MAY ACCEPT OR REJECT SUBSCRIPTIONS IN ITS SOLE DISCRETION. THE OFFERING IS AVAILABLE ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED. In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

PACE HEALTH MANAGEMENT SYSTEMS, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of Units, each Unit to consist of: (1) 100 shares of Series B Convertible Preferred Stock of Pace Health Management Systems, Inc., an Iowa corporation (the “Company”), (2) a common stock purchase warrant entitling the holder to purchase up to 10,000 shares of Common Stock of the Company at an exercise price equal to $0.30 per share and (3) a common stock purchase warrant entitling the holder to purchase up to 3,320 shares of Common Stock of the Company at an exercise price equal to $2.50 per share. (“Units”) of Series B Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”) of Pace Health Management Systems, Inc., on the terms described below:

Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Private Placement Memorandum of the Company, dated as of January 16, 2007, and its attachments thereto (the “Memorandum”). The Units and the underlying common stock are sometimes referred to herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.    Purchase and Sale of the Units.

(a)    The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, such number of Units at a price of One Thousand Dollars ($1,000.00) per Unit (the “Unit Price”) and for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company and Maxim Group LLC (the “Placement Agent”) reserve the right, in their sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, and the receipt and acceptance by the Company of subscriptions to the Minimum Offering (defined below), the Company shall instruct its transfer agent to issue and deliver to Subscriber (i) a share certificate evidencing the applicable number of Shares subscribed for hereunder against payment in U.S. Dollars of the Purchase Price (as defined below), (ii) a Common Stock purchase warrant exercisable at $0.30 per share, and (iii) a Common Stock purchase warrant exercisable at $2.50 per share. If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement. If this subscription is not accepted by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.

(b)    Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Units set forth on the signature page hereof in an amount required to purchase and pay for the Units subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Continental Stock Transfer & Trust Company - Pace Health Management Systems, Inc. Escrow Account.”

(c)    Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to $15,000,000 of Units, which offering is being made on a “best efforts” basis, for a minimum of 10,000 Units (the “Minimum Offering”) and a maximum of 15,000 Units (the “Maximum Offering”). Subscriber understands that payments hereunder as to the Minimum Offering will be held in a non-interest bearing escrow account established by the Company with Continental Stock Transfer & Trust Company as escrow agent, and will be released to the Company if subscriptions for the Minimum Offering are received and accepted by the Company within the Offering Period (as described in the Memorandum), including any extended period. If subscriptions for the Minimum Offering are not received and accepted by the Company within the Offering Period (including any extended period), the funds held in such escrow account will be promptly returned to the subscribers in full without interest or deduction. If the Company or the Placement Agent rejects all or a portion of any subscription, a check will be promptly mailed to the subscriber for all, or the appropriate portion of, the amount submitted with such subscriber’s subscription, without interest or deduction. All subscriptions received after subscriptions for the Minimum Offering have been received and accepted by the Company and the Placement Agent will be deposited in such escrow account until accepted by the Company and the Placement Agent, whereupon such subscription proceeds will be released by the escrow agent to the Company.

2.    Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company and the Placement Agent as follows:

(a)    Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Units and has the ability and capacity to protect Subscriber’s interests.

(b)    Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the common stock underlying the Units (see Section 6 below). Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act as a transaction by an issuer not involving any public offering and that, in the view of the Commission, the statutory basis for the exemption claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Securities are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Securities for resale upon the occurrence or non-occurrence of some predetermined event.

(c)    Subscriber is purchasing the Securities subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(d)    Subscriber acknowledges that there exists no public market for the Securities, that no such public market may develop in the future and as a result, Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit resales of common stock purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

(e)    Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, each of the Company and ConMed, Inc., a Maryland corporation (“ConMed”), or any authorized person acting on behalf of such entity concerning such entity and its business and to obtain any additional information, to the extent possessed by the Company and ConMed (or to the extent it could have been acquired by the Company or ConMed without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss each of the Company’s and ConMed’s business, management and financial affairs with such entity’s management or any authorized person acting on its behalf. Subscriber has received and reviewed the Memorandum and all the information concerning the Company, ConMed and the Units, both written and oral, that Subscriber desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: all information, both written and oral, that Subscriber desires with respect to each of the Company’s and ConMed’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on (i) Subscriber’s own knowledge and understanding of the Company, ConMed and the business of each such entity based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2(g) below. Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Memorandum and Subscriber has not relied on any other representations or information.

(f)    Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)    Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h)    This Subscription Agreement and the Confidential Purchaser Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i)    There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j)    The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(k)    Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(l)    Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum.

(m)    Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(n)    Subscriber is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o)    Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

(p)    In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(q)    Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Securities by Subscriber, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.

(r)    Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

(s)    Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the ability and capacity to protect his/her/its interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(t)    Subscriber further represents that the address of Subscriber set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to the resale or distribution thereof; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

(u)    Subscriber understands that the Company and the Placement Agent shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company. In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(v)    Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in the Memorandum and this Subscription Agreement.

(w)    Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company.

(x)    Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(y)    No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

(z)    Subscriber represents and warrants, to the best of Subscriber’s knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(aa)    Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent, (ii) kept confidential and non-public the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company, and Subscriber has not used such information for the Subscriber’s personal benefit (other than in connection with this subscription), nor has disclosed such information to any third party for any reason, notwithstanding that the Subscriber’s subscription may not be accepted by the Company, and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.

(bb)    If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(cc)    If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Shares as provided herein; (ii) its purchase of the Shares will not result in any violation of, or conflict with, any term or provision of the charter, By-Laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Shares has been duly authorized by all necessary action on behalf of the Subscriber; and (iv) all of the documents relating to the Subscriber’s subscription to the Shares have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber.

(dd)    The Subscriber acknowledges that if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm.

(ee)    The Subscriber understands that all information regarding the Offering is confidential and represents that it will not be used for any purpose other than in connection with his, her or its consideration of a purchase of the Securities and agrees to treat it in a confidential manner. The Subscriber has not, during the last thirty (30) days prior to the date hereof, directly or indirectly, nor has any party acting on behalf of or pursuant to any understanding with such Subscriber, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16(a)-1(h) under the Exchange Act) with respect to any security of the Company, granted any other right (including, without limitation, any put or call option) with respect to any security of the Company or with respect to any security that includes, relates to, or derives any significant part of its value from any security of the Company or otherwise sought to hedge its positioning of the Company’s Securities. For purposes of this Section 2(ee), short sales and hedging activities include, without limitation, all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. The Subscriber acknowledges and agrees that in order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any shares Preferred Stock or the common stock underlying such shares or any other securities exchangeable, convertible or exercisable for shares of Preferred Stock.

(ff)    Subscriber represents and warrants that he/she/it will have no open position in the Company’s common stock at the time a Registration Statement is filed with the SEC to register the Securities (the “Registration Statement”) and is aware of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997):

A.65. Section 5

An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of section 5 if the shares were effectively sold prior to the effective date.

(gg)    Subscriber acknowledges that it will execute and deliver to the Company a completed selling stockholder questionnaire in connection with the filing of the Registration Statement, prior to the filing thereof.

(hh)    Subscriber represents and warrants that he/she/it has complied with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, including Regulation M and applicable state securities laws, and will comply at the time of sale pursuant to the Registration Statement

(ii)    The Subscriber acknowledges that the Placement Agent (including any of its members, managers, employees, agents or representatives) has not made any representations or warranties to the Subscriber concerning the Company or any subsidiary and their respective businesses, condition (financial or otherwise) or prospects.

3.    Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a)    The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Iowa.

(b)    The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

(c)    All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)    In addition to the foregoing, Subscriber shall be entitled to rely on all of the representations, warranties and covenants made by the Company to the Placement Agent in that certain Placement Agency Agreement, as the same may be amended, entered into between the Placement Agent and the Company in connection with the Offering as if such representations, warranties and covenants were made directly to the Subscriber.

4.    Condition to Obligations of Subscriber. The Subscriber’s obligations hereunder are subject to the closing of the transactions contemplated by the Stock Purchase Agreement, and the Company owning all of the issued and outstanding common stock of ConMed.

5.    Indemnification. Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents, attorneys, representatives and affiliates, and any person acting for or on behalf of the Company or the Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with this investment. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the Closings.

6.    Registration Rights.

(a)    In consideration of the investment in the Units described in this Subscription Agreement and the Memorandum, the Company hereby grants to the Subscriber, and Subscriber hereby agrees to and accepts from the Company, the registration rights set forth in the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

(b)    In connection with the exercise by Subscriber of the registration rights set forth in the Registration Rights Agreement, and with respect to the Securities held by such Subscriber, Subscriber hereby covenants that, prior to filing a Registration Statement or Prospectus (each as defined in Registration Rights Agreement) or any amendments or supplements thereto, Subscriber shall promptly and truthfully complete and execute a selling security-holder questionnaire provided by the Company, and provide any and all such other material information as the Company may require in order to prepare and file such Registration Statement, Prospectus or any amendment or supplement thereto.

7.    Covenants. Subscriber hereby agrees to vote all shares of the Company voting stock over which Subscriber has voting control in favor of any resolution presented to the shareholders of the Company with respect to Plan of Recapitalization (as defined in the Memorandum).

8.    Miscellaneous.

(a)    Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)    Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c)    Subscriber has read and has accurately completed this entire Subscription Agreement.

(d)    This Subscription Agreement, together with the Memorandum, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

(e)    Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f)    Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid) or (iii) by a recognized overnight delivery service (with charges prepaid).

If to the Company:

PACE Health Management Systems, Inc.
666 Walnut Street, Suite 2116
Des Moines, IA 50309
Attention: John Pappajohn
Telephone: (515) 244-5746

With a copy to:

Ellenoff Grossman & Schole LLP
370 Lexington Avenue
New York, NY 10017
Attn: Barry I. Grossman, Esq.
Tel: (212) 370-1300, Fax: (212) 370-7889

If to the Holder, to the Address Set Forth In the Records of the Company

With copies to:

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174
Tel: (212) 895-3500
Fax: (212) 895-3555
Attn: Andrew Rosen

(g)    Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or any delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h)    This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, and its successors and assigns.

(i)    Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party which is mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(j)    If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(k)    The parties understand and agree that money damages would not be a sufficient remedy for any breach of this Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of this Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(l)    All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(m)    This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$___________________________________	___________________________________
Purchase Price	Number of Units
____________________________________	___________________________________
Print or Type Name	Print or Type Name (Joint-owner)
____________________________________	___________________________________
Signature	Signature (Joint-owner)
____________________________________	___________________________________
Date	Date (Joint-owner)
____________________________________	___________________________________
Social Security Number	Social Security Number (Joint-owner)
____________________________________	___________________________________
____________________________________	___________________________________
Address	Address (Joint-owner)

_______ Joint Tenancy	______ Tenants in Common

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ __________________________	___________________________________
Total Purchase Price	Number of Units

_________________________________
Print or Type Name of Entity

___________________________________________________________________________________________________________
Address

_________________________________	____________________________________
Taxpayer I.D. No. (if applicable)	Date

_________________________________	____________________________________
Signature	Print or Type Name and Indicate
Title or Position with Entity

_________________________________	____________________________________
Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, as to _______ Units.

PACE HEALTH MANAGEMENT SYSTEMS, INC.

By: __________________________________
Name:
Title:

Date: __________________________, 200__

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January ___, 2007 among Pace Health Management Systems, Inc., an Iowa corporation (the “Company”), and the several purchasers signatory hereto (each such purchaser is a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1.    Definitions.Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, June 1, 2007 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, that in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the initial Registration Statement required hereunder, April 1, 2007 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th calendar day following the earlier of: (i) the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder and (ii) the date any such additional Registration Statement is permitted to be filed with the Commission.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of the date in question, (i) all of the shares of Common Stock issuable upon conversion in full of the shares of Preferred Stock, (ii) all Warrant Shares, (iii) any additional shares issuable in connection with any anti-dilution provisions associated with the Preferred Stock and Warrants (in each case, without giving effect to any limitations on conversion set forth in the Certificate of Designation or limitations on exercise set forth in the Warrant) and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

 2.    Shelf Registration

(a)    On or prior to each Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern time on the second Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within two Trading Days of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b). All selling shareholders included on the applicable Registration Statement shall be given notice of the effectiveness of such Registration Statement substantially at the same time.

(b)    If: (i) a Registration Statement is not filed on or prior to the 15th day following its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to not have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to the 30th day following its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the

Commission in respect of such Registration Statement within 15 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 20 consecutive calendar days or more than an aggregate of 30 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 calendar day period is exceeded, or for purposes of clause (v) the date on which such 20 or 30 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder and not then registered for resale pursuant to an effective Registration Statement (calculated as calculated as if all convertible securities had been fully converted). The parties agree that (1) in no event shall the Company be liable for liquidated damages under this Agreement in excess of 1.0% of the aggregate Subscription Amount of the Holders in any 30-day period and (2) the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 10.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. Notwithstanding anything herein to the contrary and subject to the payment of liquidated damages as set forth above, in the event the Commission determines any Registration Statement filed pursuant hereto constitutes a primary offering of securities by the Company and/or requires any Holder to be named as an underwriter, or otherwise restricts the number of Registrable Securities that can be registered in a given Registration Statement citing the percentage of Registrable Securities to be registered as compared to the then-current public float or market capital of the Company (“SEC Caused Event”), Holders understand and agree that the Company may reduce, on a pro-rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder. Notwithstanding anything herein to the contrary, the Company will not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares. In the event of such reduction, the affected Holders shall have demand registration rights during the term of the Effectiveness Period and the Holders acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement and that the Commission may limit or condition any subsequent Registration Statement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

 3.    Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)    Not less than five Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)(i)    Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)    If during the Effectiveness Period, the number of Registrable Securities at any time exceeds the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 100% of the number of such Registrable Securities.

(d)    Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, shall also be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the

Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(e)    Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)    Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)    Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)    The Company shall effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the National Association of Securities Dealers, Inc. (“NASD”) Corporate Financing Department pursuant to NASD Rule 2710(b)(4) within one Trading Day of the date that the Registration Statement is first filed with the Commission and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

(i)    Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j)    If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(k)    Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

(l)    Comply with all applicable rules and regulations of the Commission.

(m)    The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4.    Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses of the Company (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

 5.    Indemnification

(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the

Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d)    Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

 6.    Miscellaneous

(a)    Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)    No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until there is an effective Registration Statement(s) pursuant to which the Holders are permitted to utilize a Prospectus to resell all Registrable Securities or such Registrable Securities may be resold by the Holders pursuant to Rule 144(k), provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)    Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(e)    Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this

Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(f)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders holding at least 67% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)    No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j)    Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)    Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o)    Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

********************

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PACE HEALTH MANAGEMENT SYSTEMS, INC.

By:__________________________________________ Name: Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO PACE RRA]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

PACE HEALTH MANAGEMENT SYSTEMS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Pace Health Management Systems, Inc., an Iowa corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐       No ☐

Note:If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐       No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐       No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________________________________
Beneficial Owner:________________________________

By: __________________________________________
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

EXHIBIT B

CONFIDENTIAL PURCHASER QUESTIONNAIRE

PACE HEALTH MANAGEMENT SYSTEMS, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM PACE HEALTH MANAGEMENT SYSTEMS, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Pace Health Management Systems, Inc. and the subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of January 16, 2007 (as amended or supplemented, and together with all exhibits attached thereto, the “Memorandum”).

(1)
The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems neces-sary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D ___
The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan associa-tion or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

______________________________________________________________
______________________________________________________________

Category E ___	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)
______________________________________________________________
______________________________________________________________

Category F ___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity)

______________________________________________________________
______________________________________________________________

Category G ___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___
The undersigned is an entity in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire (describe entity). If the entity is a trust, a copy the trust documents must be provided and in the case of a revocable trust, the grantor must provide a copy of the Purchaser Questionnaire.

______________________________________________________________
______________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable Closing (as defined in the Memorandum) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:
______________________________________________________________
______________________________________________________________
______________________________________________________________

(b)	For an individual, please describe any college or graduate degrees held by you:
______________________________________________________________
______________________________________________________________
______________________________________________________________

(c)    For all subscribers, please list types of prior investments:

______________________________________________________________
______________________________________________________________
______________________________________________________________

(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES	NO

(e)	If your answer to question (d) page #3 was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

(h)
For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	NO

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3)	Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4)	NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

YES	NO

If Yes, please describe:

_________________________________________________________
_________________________________________________________
_________________________________________________________

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

_________________________________
Name of NASD Member Firm

By: ______________________________
Authorized Officer

Date: _____________________________

The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company and the Placement Agent will rely on them.

Individual

Date:________________________	______________________________
Name of Individual
(Please type or print)

_______________________________
Signature of Individual

_______________________________
Name of Joint Owner
(Please type or print)

_______________________________
Signature (Joint Owner)

Partnership, Corporation or
Other Entity

Date: _______________________	_______________________________
Print or Type Entity Name

By:____________________________
Print or Type Name
Title:

_______________________________
Signature

Title: __________________________

_______________________________
Signature (other authorized signatory)